EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the incorporation of our report in this Form 8-K/A.

/s/ Battelle & Battelle LLP

Battelle & Battelle LLP

Dayton, Ohio

June 12, 2006